UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

Semiannual Report

JUNE 30, 2018

Access One Trust

Access VP High Yield Fund®

Table of Contents

1	Message from the Chairman
3	Expense Examples
7	Financial Statements and Financial Highlights
13	Notes to Financial Statements

Message from the Chairman

Dear Shareholder:

I am pleased to present the Access VP High Yield Fund Semiannual Report to shareholders for the sixmonth period ended June 30, 2018.

High Yield Markets Eke Out Returns

The Federal Reserve raised interest rates twice during the period, first in March and then again in June, and signaled the potential for two additional increases yet to come in 2018. Accordingly, U.S. investment grade bonds lost 4.26%, per the iBoxx $ Liquid Investment Grade Index, while the Barclays U.S. Aggregate Bond Index®, which tracks the broader U.S. fixed income market, dropped 1.62% over the sixmonth period.

However, the U.S. high yield market returned 0.33% for the same period, as measured by the Markit iBoxx® $ Liquid High Yield Index, while the JPMorgan Domestic High Yield Summary Yield to Maturity reached 6.92%, up slightly from 6.53% as of the end of December 2017.

U.S. Treasury markets were down for the period. The Ryan Labs 30 Year Treasury Index dropped 3.33%, while the Ryan Labs 10 Year Treasury Index lost 2.65% and its 5-Year Treasury Index dropped 1.08%.

Economic Growth Continues to Be Strong

The U.S. economy grew as GDP rose 2.2% in the first quarter and 4.1% in the second. Jobs data also looked positive, although the unemployment rate rose slightly to 4.0% in June, up 0.2% from the previous month, but still lower than 4.3% from June 2017.

Access VP High Yield Flows

Over the past six months, the Access VP High Yield Fund saw over $28.7 million of net inflows, more than doubling in assets. We appreciate the trust you have placed in us by choosing the Access VP High Yield Fund and look forward to continue serving your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

1

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Expense Examples

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June 30, 2018 (unaudited) :: Expense Examples :: Access One Trust :: 5

As a Fund shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If these fees were reflected, expense would be higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended June 30, 2018.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended June 30, 2018.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period(1)	Ending Account Value 6/30/18	Expenses Paid During Period(1)
Access VP High Yield Fund	1.68%	$1,000.00	$988.60	$8.28	$1,016.46	$8.40

(1) Expenses are equal to the average account value, multiplied by the Fund’s annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Financial Statements and Financial Highlights

8 :: Access One Trust :: Access VP High Yield Fund :: Schedule of Portfolio Investments :: June 30, 2018 (unaudited)

Investment Objective: The Access VP High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Allocation of Portfolio Holdings & Composition

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	53%
Futures Contracts	10%
Credit Default Swap Agreements	78%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The Access VP High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.

Industry Exposure

% of Market Exposure (CDS)
Consumer Cyclical	24%
Consumer Non-Cyclical	15%
Energy	13%
Communications	12%
Financial	11%
Basic Materials	8%
Industry	7%
Technology	5%
Utilities	5%

Schedule of Portfolio Investments

U.S. Treasury Obligation (52.6%)

	Principal Amount	Value
U.S. Treasury Notes, 2.625%, 6/30/23	$27,500,000	$27,361,426
TOTAL U.S. TREASURY OBLIGATION (Cost $27,392,579)		27,361,426

Repurchase Agreements (97.2%)
HSBC Securities (USA), Inc., 1.95%, 7/2/18, dated 6/29/18, with a repurchase price of $10,138,647 (Collateralized by $21,522,400 U.S. Treasury STRIPS, 2.999%*, 2/15/43, total value $10,339,754)	10,137,000	10,137,000
RBC Capital Markets, LLC, 2.00%, 7/2/18, dated 6/29/18, with a repurchase price of $10,138,690 (Collateralized by $8,875,400 U.S. Treasury Inflation-Protected Securities (TIPS), 1.125%,1/15/21, total value $10,339,841)	10,137,000	10,137,000
RBS Securities, Inc., 1.91%, 7/2/18, dated 6/29/18, with a repurchase price of $16,221,576 (Collateralized by $16,446,500 U.S. Treasury Notes, 2.875%, 5/31/25, total value $16,543,405)	16,219,000	16,219,000
Societe’ Generale, 2.00%, 7/2/18, dated 6/29/18, with a repurchase price of $13,518,253 (Collateralized by $13,028,100 U.S. Treasury Inflation-Protected Securities (TIPS), 0.125%, 4/15/20, total value $13,786,348)	13,516,000	13,516,000
UMB Financial Corp., 2.00%, 7/2/18, dated 6/29/18, with a repurchase price of $498,083 (Collateralized by $518,200 U.S. Treasury Notes, 1.125%, 12/31/19, total value $507,978)	498,000	498,000
TOTAL REPURCHASE AGREEMENTS (Cost $50,507,000)		50,507,000
TOTAL INVESTMENT SECURITIES (Cost $77,899,579)—149.8%		77,868,426
Net other assets (liabilities)—(49.8)%		(25,897,060)
NET ASSETS—100.0%		$51,971,366

STRIPS	Separate Trading of Registered Interest and Principal of Securities.
*	Represents the effective yield or interest rate in effect at June 30, 2018.

See accompanying notes to the financial statements.

June 30, 2018 (unaudited) :: Schedule of Portfolio Investments :: Access One Trust :: Access VP High Yield Fund :: 9

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	48	10/1/18	$5,452,500	$(5,887)

Centrally Cleared Swap Agreements

Credit Default Swap Agreements — Sell Protection(a)

Underlying Instrument	Payment Frequency	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America High Yield Index Swap Agreement; Series 30	Daily	5.00%	6/20/23	3.60%	$40,700,000	$2,338,939	$2,660,921	$(321,982)

(a)       When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)       Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)        The notional amount represents the maximum potential amount the Fund could be required pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

10 :: Access One Trust :: Access VP High Yield Fund :: Financial Statements

Statement of Assets and Liabilities (unaudited)
June 30, 2018

ASSETS:
Total Investment Securities, at cost	$77,899,579
Securities, at value	27,361,426
Repurchase agreements, at value	50,507,000
Total Investment Securities, at value	77,868,426
Cash	1,308
Segregated cash balances for futures contracts with brokers	35,904
Segregated cash balances for credit default swap agreements with brokers	2,069,187
Interest receivable	4,429
Receivable for capital shares issued	4,436
Receivable for investments sold	7,467,672
Prepaid expenses	342
TOTAL ASSETS	87,451,704
LIABILITIES:
Payable for investments purchased	34,863,281
Payable for capital shares redeemed	411,678
Variation margin on credit default swap agreements	32,607
Variation margin on futures contracts	2,250
Advisory fees payable	32,523
Management services fees payable	4,336
Administration fees payable	1,481
Administrative services fees payable	23,737
Distribution fees payable	27,329
Transfer agency fees payable	2,446
Fund accounting fees payable	1,770
Compliance services fees payable	210
Trustee fees payable	12
Other accrued expenses	76,678
TOTAL LIABILITIES	35,480,338
NET ASSETS	$51,971,366
NET ASSETS CONSIST OF:
Capital	$54,220,774
Accumulated net investment income (loss)	(524,398)
Accumulated net realized gains (losses) on investments	(1,365,988)
Net unrealized appreciation (depreciation) on investments	(359,022)
NET ASSETS	$51,971,366
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,936,015
Net Asset Value (offering and redemption price per share):	$26.84

Statement of Operations (unaudited)
For The Six Months Ended June 30, 2018

INVESTMENT INCOME:
Interest	$410,125
EXPENSES:
Advisory fees	145,431
Management services fees	19,391
Administration fees	10,622
Transfer agency fees	16,124
Administrative services fees	46,865
Distribution fees	48,477
Custody fees	4,801
Fund accounting fees	11,872
Trustee fees	937
Compliance services fees	270
Other fees	17,052
Recoupment of prior expenses reduced by the Advisor	3,922
TOTAL NET EXPENSES	325,764
NET INVESTMENT INCOME (LOSS)	84,361
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(470,434)
Net realized gains (losses) on futures contracts	(51,412)
Net realized gains (losses) on swap agreements	284,242
Change in net unrealized appreciation/depreciation on investment securities	(38,506)
Change in net unrealized appreciation/depreciation on futures contracts	(1,009)
Change in net unrealized appreciation/depreciation on swap agreements	(500,024)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(777,143)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(692,782)

See accompanying notes to the financial statements.

Access One Trust :: Access VP High Yield Fund :: Financial Statements :: 11

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$84,361	$(189,559)
Net realized gains (losses) on investments	(237,604)	3,557,394
Change in net unrealized appreciation/depreciation on investments	(539,539)	(980,845)
Change in net assets resulting from operations	(692,782)	2,386,990
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(84,361)	—
In excess of net investment income	(554,722)	(1,689,114)
Net realized gains on investments	(1,132,482)	(1,730,928)
Change in net assets resulting from distributions	(1,771,565)	(3,420,042)
CAPITAL TRANSACTIONS:
Proceeds from shares issued	55,076,423	66,352,232
Distributions reinvested	1,771,565	3,420,042
Value of shares redeemed	(28,125,265)	(104,353,477)
Change in net assets resulting from capital transactions	28,722,723	(34,581,203)
Change in net assets	26,258,376	(35,614,255)
NET ASSETS:
Beginning of period	25,712,990	61,327,245
End of period	$51,971,366	$25,712,990
Accumulated net investment income (loss)	$(524,398)	$30,324
SHARE TRANSACTIONS:
Issued	1,977,778	2,262,421
Reinvested	65,229	118,770
Redeemed	(1,017,097)	(3,577,288)
Change in shares	1,025,910	(1,196,097)

See accompanying notes to the financial statements.

12 :: Access One Trust :: Financial Highlights

Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Six Months Ended Jun. 30, 2018 (unaudited)		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014		Year Ended Dec. 31, 2013
Net Asset Value, Beginning of Period	$28.25		$29.12	$27.51	$29.33	$30.01		$28.75

Investment Activities:
Net investment income (loss)(a)	0.06		(0.10)	(0.24)	(0.26)	(0.25)		(0.35)
Net realized and unrealized gains (losses) on investments	(0.38)		1.47	2.70	0.31	0.94		3.19
Total income (loss) from investment activities	(0.32)		1.37	2.46	0.05	0.69		2.84
Capital Contributions:	—		—	—	—	—	(b)	—

Distributions to Shareholders From:
Net investment income	(0.06)		—	—	—	—		—
In excess of net investment income	(0.43)		(1.11)	(0.85)	(1.38)	(1.03)		(0.78)
Net realized gains on investments	(0.60)		(1.13)	—	(0.49)	(0.34)		(0.80)
Total distributions	(1.09)		(2.24)	(0.85)	(1.87)	(1.37)		(1.58)

Net Asset Value, End of Period	$26.84		$28.25	$29.12	$27.51	$29.33		$30.01

Total Return(c)	(1.14)%		4.79%	9.00%	0.15%	2.34	%(b)	10.02%

Ratios to Average Net Assets:
Gross expenses(d)	1.68	%(e)	1.71%	1.68%	1.85%	1.68%		1.68%
Net expenses(d)	1.68%		1.68%	1.68%	1.68%	1.68%		1.68%
Net investment income (loss)(d)	0.44%		(0.34)%	(0.84)%	(0.91)%	(0.84)%		(1.20)%

Supplemental Data:
Net assets, end of period (000’s)	$51,971		$25,713	$61,327	$21,343	$30,335		$130,998
Portfolio turnover rate(c)(f)	770%		1,407%	1,809%	1,470%	1,361%		1,336%

(a)       Per share net investment income (loss) has been calculated using the average daily shares method.

(b)       During the year ended December 31, 2014, the Advisor voluntarily contributed capital of $6,811 in the Fund due to corrections of investment transactions. The contribution represented less than $0.005 to the NAV and 0.02% to the total return. Without this contribution, the total return would have been lower.

(c)        Not annualized for periods less than one year.

(d)       Annualized for periods less than one year.

(e)        The gross expense ratio includes a non-recurring fee reduction for expenses accrued in a prior year. Had this fee reduction not occurred, the gross expense ratio would have been 1.77%. The net expense ratio, net investment income (loss) ratio, and total return were not affected by the fee reduction.

(f)         Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts.) The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to the financial statements.

Notes to Financial Statements

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June 30, 2018 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 15

1. Organization

The Access One Trust (the “Trust”) consists of three separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Access VP High Yield Fund (the “Fund”) which is classified as non-diversified under the 1940 Act. The Fund has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the Fund as short-term investments for cash positions. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. The Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by the Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. During periods of high demand for repurchase agreements, the Fund may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found on the Fund’s Schedule of Portfolio Investments.

Derivative Instruments

The Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Fund does not adopt defensive positions in cash or other instruments in anticipation of an adverse market climate. The Fund invests primarily in derivatives, money market instruments, and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to the high yield market. During the period ended June 30, 2018, the Fund held credit default swap agreements for credit exposure to the high yield market and futures contracts and treasury notes for interest rate exposure to meet the Fund’s investment objective.

All open derivative positions as of period end are reflected on the Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as the Fund transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with the Fund’s investment objective. The notional amount of open derivative positions relative to the Fund’s net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period.

The Advisor is registered as a commodity pool operator (a “CPO”) under the Commodity Exchange Act (“CEA”), in connection with its management of certain funds outside of the Trust. The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. However, in connection with its management of the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to Commodities Futures Trading Commission (“CFTC”) Regulation 4.5 due to the Fund’s limited trading in commodity interests. Accordingly, with respect to the

16 :: Access One Trust :: Notes to Financial Statements :: June 30, 2018 (unaudited)

Fund, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures). In the event that any of the Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to the Fund. The Advisor’s eligibility to claim the exclusion with respect to the Fund is based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s return.

The following is a description of the derivative instruments utilized by the Fund, including certain risks related to each instrument type.

Swap Agreements

As of June 30, 2018, the Fund invested in centrally cleared credit default swaps as a substitute for investing directly in bonds in order to gain credit exposure to the high yield market.

In a credit default swap (“CDS”), the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference entity.

The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because, generally, a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party’s performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

If the Fund is a seller of a CDS contract (also referred to as a seller of protection or as a buyer of risk), the Fund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the Fund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk), the Fund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the Fund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The Fund enters into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.

Upon entering into a centrally cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swap agreements.

Futures Contracts

The Fund may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of June 30, 2018, the Fund held cash-settled U.S. Treasury Note futures contracts.

June 30, 2018 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 17

A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Fund generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund’s loss from an unhedged short position in a futures contract is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. The Fund will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to the Fund.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of June 30, 2018.

	Assets		Liabilities
	Unrealized Appreciation on Futures Contracts*	Unrealized Appreciation on Swap Agreements*	Unrealized Depreciation on Futures Contracts*	Unrealized Depreciation on Swap Agreements*
Access VP High Yield Fund
Credit Risk Exposure	$—	$—	$—	$321,982
Interest Rate Risk Exposure	—	—	5,887	—

* Includes cumulative appreciation/depreciation on both futures contracts and swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and credit default swap agreements are reported within the Statement of Assets and Liabilities.

18 :: Access One Trust :: Notes to Financial Statements :: June 30, 2018 (unaudited)

The following table presents the effect of derivative instruments on the Fund’s Statement of Operations, categorized by risk exposure, for the period ended June 30, 2018.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/Depreciation on Swap Agreements
Access VP High Yield Fund
Credit Risk Exposure	$—	$284,242	$—	$(500,024)
Interest Rate Risk	(51,412)	—	(1,009)	—

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., differing treatment on certain swap agreements, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

The Fund intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a calendar tax year end.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN. The Fund’s compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ending June 30, 2018, the Fund is required to maintain and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file Form N-PORT with the SEC for the period ending March 31, 2019. The Fund’s compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the year ending December 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund’s adoption of these amendments had no effect on the Fund’s net assets or results of operations.

June 30, 2018 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 19

3. Investment Valuation Summary

The valuation techniques employed by the Fund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of the Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

Security prices are generally valued at their market value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the period ended June 30, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

20 :: Access One Trust :: Notes to Financial Statements :: June 30, 2018 (unaudited)

A summary of the valuations as of June 30, 2018, based upon the three levels defined above, is included in the table below:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access VP High Yield Fund
U.S. Treasury Obligation	$—	$—	$27,361,426	$—	$27,361,426	$—
Repurchase Agreements	—	—	50,507,000	—	50,507,000	—
Futures Contracts	—	(5,887)	—	—	—	(5,887)
Credit Default Swap Agreements	—	—	—	(321,982)	—	(321,982)
Total	$—	$(5,887)	$77,868,426	$(321,982)	$77,868,426	$(327,869)

^ Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and credit default swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4. Fees and Transactions with Affiliates and Other Parties

The Fund has entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Fund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s daily net assets in excess of $2 billion. During the period ended June 30, 2018, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”) acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at a tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee, and reimbursement of certain expenses.

FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Fund pays FIS a base fee, service charges fees based on the number of VP Funds, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of its average daily net assets as compensation for distribution-related activities and/or shareholder services.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Fund. For these services, the Fund pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the Fund, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the Fund. For these services, the Fund may pay the insurance companies administrative services fees at an annual rate of up to 0.35% of its average daily net assets as reflected on the Statement of Operations as “Administrative services fees.”

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Fund for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the period ended June 30, 2018, actual Trustee compensation was $364,500 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Fund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Fund in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses as determined under GAAP) to an annualized rate of 1.68% of the average daily net assets of the Fund. This expense limitation remains in effect until at least April 30, 2019.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period in which they were taken. Such repayments shall be made monthly,

June 30, 2018 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 21

but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of June 30, 2018, the recoupments that may potentially be made by the Fund are as follows:

	Expires 4/30/19	Expires 4/30/20	Expires 4/30/21	Total
Access VP High Yield Fund	$29,584	$24,598	$4,003	$58,185

5. Securities Transactions

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the period ended June 30, 2018 were as follows:

	Purchases	Sales
Access VP High Yield Fund	$189,703,135	$174,337,680

6. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund.

Risks Associated with the Use of Derivatives

The Fund may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the high yield market) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Active Investor Risk

The Fund permits short-term trading of its securities. In addition, the Advisor expects a significant portion of the assets invested in the Fund to come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.

Credit Default Swaps (CDS) Risk

While the Fund will normally be a net “seller” of CDS, at times the Fund may be a net “buyer” of CDS. When the Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When the Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund’s ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because the Fund may use a single counterparty or a small number of counterparties, certain CDS involve many reference entities and there are no limitations on the notional amount established for the CDS. As a result, counterparty risk may be amplified.

Counterparty Risk

The Fund will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as CDS or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Fund generally structures the agreements such that, either party can terminate the contract without penalty prior to the termination date. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in the Fund may decline. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Fund typically enters into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating

22 :: Access One Trust :: Notes to Financial Statements :: June 30, 2018 (unaudited)

organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains, or from achieving a high correlation with the total return of the high yield market.

Debt Instruments Risk

The Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in the Fund to change. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

High Yield Risk

Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.

7. Federal Income Tax Information

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2017, were as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Access VP High Yield Fund	$3,420,042	$—	$—	$3,420,042

June 30, 2018 (unaudited) :: Notes to Financial Statements :: Access One Trust :: 23

As of the latest tax year ended December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access VP High Yield Fund	$1,324,742	$16,100	$(1,133,256)	$7,353	$214,939

As of the latest tax year ended December 31, 2017, the Fund had net capital loss carryforwards (“CLCFs”) as summarized in the table below. This CLCF is limited as a result of changes in Fund ownership during the year and in prior years.

No Expiration Date
Access VP High Yield Fund	$1,133,256

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or utilized.

As of June 30, 2018, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities and derivative instruments, for federal income tax purposes, were as follows:

Fund Name	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access VP High Yield Fund	$77,901,767	$—	$(361,210)	$(361,210)

8. Subsequent Events

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that have a material impact on the Fund’s financial statements.

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P.O. Box 182800

Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at profunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

PRO0618

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Schedule of Investments.

(a)   Not applicable.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Not applicable — only for annual reports.

(a)(2)  Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	August 24, 2018

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	August 24, 2018

* Print the name and title of each signing officer under his or her signature.